SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.         )

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☒	Definitive Information Statement

NATIXIS FUNDS TRUST IV

(Name of Registrant As Specified in Its Charter)

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NATIXIS FUNDS TRUST IV

888 Boylston Street

Boston, Massachusetts 02199

March 26, 2018

Dear Shareholder:

The accompanying information statement provides information about a change in the operation of Natixis Sustainable Future 2015 Fund, Natixis Sustainable Future 2020 Fund, Natixis Sustainable Future 2025 Fund, Natixis Sustainable Future 2030 Fund, Natixis Sustainable Future 2035 Fund, Natixis Sustainable Future 2040 Fund, Natixis Sustainable Future 2045 Fund, Natixis Sustainable Future 2050 Fund, Natixis Sustainable Future 2055 Fund and Natixis Sustainable Future 2060 Fund (each a “Fund” and collectively, the “Funds”), each a series of Natixis Funds Trust IV (the “Trust”). On March 9, 2018, the Board of Trustees of the Trust (the “Board”) approved the operation of the Funds in reliance on an exemptive order (the “Current Order”) granted by the Securities and Exchange Commission (the “SEC”) on September 17, 1997, as amended on June 4, 1999, to Natixis Advisors, L.P. (formerly known as New England Funds Management, L.P.) (“Natixis Advisors”), the investment adviser to the Funds, and any then-existing or future registered open-end management investment companies advised by Natixis Advisors, permitting Natixis Advisors to enter into or materially amend sub-advisory agreements with sub-advisers that are not affiliated with Natixis Advisors without shareholder approval, subject to the approval and oversight of the Board.

Also on March 9, 2018, the Board approved the operation of the Funds under a multi-manager structure described in an application for an exemptive order (the “Application”) filed with the SEC on March 9, 2018. If granted, the relief requested in the Application would permit Natixis Advisors to select certain “wholly-owned” and non-affiliated sub-advisers to manage all or a portion of the assets of each Fund and to enter into or materially amend sub-advisory agreements without the approval of shareholders, subject to the approval and oversight of the Board. In addition, Natixis Investment Managers, L.P., an affiliate of Natixis Advisors and the majority shareholder of each Fund, approved the operation of each Fund (i) in reliance on the Current Order and (ii) in the manner described in the Application via written consent in lieu of a shareholder meeting on March 12, 2018. The Funds may begin operating in reliance on the Current Order effective 20 days after the mailing of the accompanying information statement beginning on or about March 26, 2018. In addition, the Funds intend to begin operating in the manner described in the Application immediately after the requested relief is granted by the SEC, assuming such relief is granted. There can be no guarantee that such relief will be granted. You are receiving the accompanying information statement because you were a shareholder of one or more of the Funds as of March 12, 2018.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Sincerely,

/s/ Russell Kane

Russell Kane

Secretary

Natixis Funds Trust IV

NATIXIS FUNDS TRUST IV

Natixis Sustainable Future 2015 Fund

Natixis Sustainable Future 2020 Fund

Natixis Sustainable Future 2025 Fund

Natixis Sustainable Future 2030 Fund

Natixis Sustainable Future 2035 Fund

Natixis Sustainable Future 2040 Fund

Natixis Sustainable Future 2045 Fund

Natixis Sustainable Future 2050 Fund

Natixis Sustainable Future 2055 Fund

Natixis Sustainable Future 2060 Fund

888 Boylston Street

Boston, Massachusetts 02199

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.im.natixis.com

The primary purpose of this Information Statement is to provide you with information about a change in the operation of Natixis Sustainable Future 2015 Fund, Natixis Sustainable Future 2020 Fund, Natixis Sustainable Future 2025 Fund, Natixis Sustainable Future 2030 Fund, Natixis Sustainable Future 2035 Fund, Natixis Sustainable Future 2040 Fund, Natixis Sustainable Future 2045 Fund, Natixis Sustainable Future 2050 Fund, Natixis Sustainable Future 2055 Fund and Natixis Sustainable Future 2060 Fund (each a “Fund” and collectively, the “Funds”), each a series of Natixis Funds Trust IV (the “Trust”). On March 9, 2018, the Board of Trustees of the Trust (the “Board”) approved the operation of the Funds in reliance on an exemptive order (the “Current Order”) granted by the Securities and Exchange Commission (the “SEC”) on September 17, 1997, as amended on June 4, 1999, to Natixis Advisors, L.P. (formerly known as New England Funds Management, L.P.) (“Natixis Advisors”), the investment adviser to the Funds, and any then-existing or future registered open-end management investment companies advised by Natixis Advisors, permitting Natixis Advisors to enter into or materially amend sub-advisory agreements with sub-advisers that are not affiliated with Natixis Advisors without shareholder approval, subject to the approval and oversight of the Board.

Also on March 9, 2018, the Board approved the operation of the Funds under a multi-manager structure described in an application for an exemptive order (the “Application”) filed with the SEC on March 9, 2018. If granted, the relief requested in the Application would permit Natixis Advisors to select certain “wholly-owned” and non-affiliated sub-advisers to manage all or a portion of the assets of each Fund and to enter into or materially amend sub-advisory agreements with such sub-advisers without the approval of shareholders, subject to the approval and oversight of the Board. If granted, the relief requested in the Application would expand and supersede the relief previously obtained from the SEC in the Current Order.

In addition, Natixis Investment Managers, L.P., an affiliate of Natixis Advisors and the majority shareholder of each Fund, approved the operation of each Fund (i) in reliance on the Current Order and (ii) in the manner described in the Application via written consent in lieu of a shareholder meeting on March 12, 2018. The Funds may begin operating in reliance on the Current Order effective 20 days after the mailing of this Information Statement. In addition, the Funds intend to begin operating in the manner described in the Application immediately after the requested relief is granted by the SEC, assuming such relief is granted. There can be no guarantee that such relief will be granted. This Information Statement is being mailed beginning on or about March 26, 2018 to shareholders of each Fund as of the close of business on March 12, 2018. The information in this document should be considered an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-225-5478.

Natixis Advisors, currently located at 888 Boylston Street, Boston, Massachusetts 02199, serves as the investment adviser to the Funds pursuant to an investment advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Natixis Advisors is an indirect wholly-owned subsidiary of Natixis Investment Managers, L.P., currently located at 888 Boylston Street, Boston, MA 02199, and an indirect wholly-owned subsidiary of Natixis (“Natixis”), currently located in Paris, France. Natixis is the international corporate and investment banking, asset management, insurance and financial services arm of Groupe BPCE, the second-largest retail banking organization in France. Natixis Distribution, L.P. (the “Distributor”), an affiliate of Natixis Advisors, serves as the distributor to the Trust. The Distributor is currently located at 888 Boylston Street, Boston, Massachusetts 02199. Natixis Advisors is the administrator of the Trust and contracts with State Street Bank & Trust Company (“State Street Bank”) to serve as sub-administrator. State Street Bank is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

On March 9, 2018, the Trust and Natixis Advisors filed with the SEC an application for an order granting an exemption from Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”) and Rule 18f-2 thereunder (the “Requested Order”). If granted, the Requested Order, would permit Natixis Advisors to (i) select certain “wholly-owned” and non-affiliated sub-advisers (each a “Sub-Adviser” and collectively the “Sub-Advisers”) to manage all or a portion of the assets of the Funds (as well as any other multi-manager funds advised by Natixis Advisors in the future) and/or to provide model portfolios to Natixis Advisors that would be utilized in connection with the management of the Funds, and (ii) enter into or materially amend sub-advisory agreements with Sub-Advisers (each a “Sub-Advisory Agreement and collectively, the “Sub-Advisory Agreements”) without the approval of shareholders, subject to the approval and oversight of the Board.

For purposes of the Application, a “wholly-owned” Sub-Adviser would include (1) an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of Natixis Advisors, or (2) a sister company of Natixis Advisors that is an indirect or direct “wholly-owned subsidiary” (as such term is defined in the 1940 Act) of the same company that, indirectly or directly, wholly owns Natixis Advisors. Examples of investment advisory firms that would qualify as “wholly-owned” Sub-Advisers as of the date of this Information Statement include Loomis, Sayles & Company, L.P., Harris Associates, L.P. and McDonnell Investment Management, LLC. If granted, the relief requested in the Application would expand and supersede the relief previously obtained from the SEC in the Current Order, which does not permit Natixis Advisors to enter into or materially amend sub-advisory agreements with sub-advisers that are affiliated with Natixis Advisors without shareholder approval.

At an in-person meeting of the Board held on March 8-9, 2018 (the “March Meeting”), the Board (including a majority of trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, Natixis Advisors or the Distributor (the “Independent Trustees”) approved the operation of the Funds under the multi-manager structure described in the Application. At the March Meeting, the Board (including a majority of the Independent Trustees) determined that the operation of the Funds in reliance on the Requested Order would be in the best interests of the shareholders of each Fund. The Board also authorized the officers of the Trust to take any other actions necessary to pursue the relief requested in the Application. Also at the March Meeting, the Board (including a majority of the Independent Trustees) approved the operation of the Funds in reliance on the Current Order and determined that such operation would be in the best interests of shareholders of each Fund. In addition, Natixis Investment Managers, L.P., the holder of a majority of the outstanding voting securities of each Fund, approved the operation of each Fund (i) in reliance on the Current Order and (ii) in the manner described in the Application via written consent in lieu of a shareholder meeting on March 12, 2018.

As a result of these approvals, the Funds may begin operating in reliance on the Current Order effective 20 days after the mailing of this Information Statement beginning on or about March 26, 2018. In addition, the Funds intend to begin operating in the manner described in the Application immediately after the Requested Order is granted by the SEC, assuming such relief is granted. A supplement to each Fund’s Prospectus and Statement of Additional Information was filed on March 12, 2018 to reflect the intention of the Funds to operate in reliance on the Current Order and in the manner described in the Application.

II.	The Current Order and the Requested Order

A.	The Current Order

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment sub-advisers to investment companies be approved by shareholders. The Current Order previously obtained from the SEC permits Natixis Advisors, on behalf of the Funds, to enter into or materially amend sub-advisory agreements with sub-advisers that are not affiliated with Natixis Advisors without shareholder approval, subject to the approval and oversight by the Board. Before a Fund can begin operating in reliance on the Current Order, however, a majority of the shareholders of the Fund must approve reliance by the Fund on the Current Order. As noted above, Natixis Investment Managers, L.P., an affiliate of Natixis Advisors and the holder of a majority of the outstanding voting securities of each Fund, approved the operation of each Fund in reliance on the Current Order via written consent in lieu of a shareholder meeting on March 12, 2018.

The exemptive relief provided under the Current Order is contingent on certain conditions. Under the Current Order, Natixis Advisors will continue to provide general management services to the Funds pursuant to the Advisory Agreement, including overall supervisory responsibility for the general management and investment of each Fund’s assets. Within 90 days after entering into a new or amended sub-advisory agreement without shareholder approval, the Funds will provide an information statement to shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of such agreement. In addition, the prospectus for each operating in reliance on the Current Order will disclose the existence, substance and effect of the Current Order, and each Fund will hold itself out to the public as employing the multi-manager structure described in the Current Order. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

The Trust may not rely on the Current Order with respect to sub-advisers that are affiliated with Natixis Advisors. The Requested Order would extend the relief provided under the Current Order to “wholly-owned” and non-discretionary Sub-Advisers. In the absence of expanded exemptive relief, when a new wholly-owned Sub-Adviser is retained by Natixis Advisors on behalf of a Fund, shareholders of the Fund would be required to approve the Sub-Advisory Agreement. Similarly, if a Sub-Advisory Agreement with a wholly-owned Sub-Adviser is amended in any material respect, approval by shareholders of the affected Fund(s) would be required. In these instances, the need for shareholder approval would require the Funds to call and hold a shareholder meeting, create and distribute proxy materials, and solicit votes from shareholders on behalf of each Fund, and generally necessitate the retention of a proxy solicitor. This process is time-intensive, expensive and slow, and in the case of a poorly performing Sub-Adviser or one whose management team has parted ways with the Sub-Adviser, this delay is potentially harmful to the Funds and their shareholders.

For these reasons, Natixis Advisors and the Board determined that it would be in the best interests of the Funds for the Trust to seek the expanded exemptive relief requested in the Application. If the Application is granted by the SEC, the Requested Order would supersede the Current Order and the Funds would no longer rely on the Current Order.

B.	The Requested Order

The Requested Order would allow Natixis Advisors to (i) select wholly-owned and non-affiliated Sub-Advisers to manage all or a portion of the assets of a Fund and/or provide model portfolios to Natixis Advisors that would be utilized by Natixis Advisors in connection with the management of a Fund and to enter into Sub-Advisory Agreements with those Sub-Advisers and (ii) materially amend Sub-Advisory Agreements with Sub-Advisers, each subject to the approval of the Board, including a majority of the Independent Trustees, without obtaining shareholder approval otherwise required under Section 15(a) of the 1940 Act. The Requested Order would allow each Fund to disclose, in lieu of the fees paid to each wholly-owned and non-affiliated Sub-Adviser, only the aggregate fees paid to wholly-owned and non-affiliated Sub-Advisers (the “Aggregate Fee Disclosure”). The Aggregate Fee Disclosure would be presented as both a dollar amount and as a percentage of each Fund’s net assets.

In operating the Funds in reliance on the Requested Order, Natixis Advisors may employ multiple Sub-Advisers for one or more of the Funds. In those instances, Natixis Advisors could (i) allocate and, as appropriate, reallocate a Fund’s assets among the Sub-Advisers and the Sub-Advisers would have management oversight of that portion of the Fund’s assets allocated to each of them, and/or (ii) directly purchase and sell portfolio securities of a Fund based on model portfolios developed by one or more Sub-Advisers. Natixis Advisors may retain day-to-day portfolio management responsibilities over a portion of a Fund’s assets. Any wholly-owned Sub-Advisers would be part of the Natixis corporate structure but would provide investment management services to the Funds as separate legal entities. Each Sub-Adviser will bear its own expenses of providing investment management services to a Fund.

Under the Advisory Agreement, a Sub-Adviser may receive a sub-advisory fee from Natixis Advisors out of the investment management fee paid to Natixis Advisors by a Fund, or the Sub-Adviser may receive a sub-advisory fee directly from the Fund, in each case based either on the percentage of assets overseen by the Sub-Adviser or on a percentage of the assets of the Fund. The sub-advisory fee paid to a Sub-Adviser will be the result of negotiations between Natixis Advisors and the Sub-Adviser and will be approved by the Board, including a majority of the Independent Trustees. No sub-advisory fee paid by a Fund directly to a Sub-Adviser will increase the maximum aggregate advisory fee rate payable by the Fund to Natixis Advisors and any Sub-Adviser, unless such increase has been approved by shareholders.

The Funds believe the exemptive relief requested in the Application will benefit shareholders by enabling the Funds to operate in a less costly and more efficient manner. Currently, the Funds obtain access to the expertise of various Natixis-affiliated Sub-Advisers through investments in funds managed by those firms. If the Requested Order is granted, the Funds may be able to retain those firms (as well as other Natixis-affiliated Sub-Advisers) to manage a portion of the Funds’ assets directly, which may ultimately be more cost-effective for shareholders. In addition, in the case of a poorly performing Sub-Adviser or one whose management team has parted ways with the Sub-Adviser, the Requested Order would allow Natixis Advisors to mitigate the potential harm to a Fund and its shareholders caused by delay in obtaining shareholder approval of a new Sub-Adviser. In addition, if Natixis Advisors is not required to disclose each Sub-Adviser’s fees to the public, Natixis Advisors may be able to negotiate rates that are below a Sub-Adviser’s “posted” amounts. Moreover, if one Sub-Adviser is aware of the sub-advisory fee paid to another Sub-Adviser, the Sub-Adviser is unlikely to decrease its sub-advisory fee below that amount. Consequently, the relief requested in the Application may encourage Sub-Advisers to negotiate lower sub-advisory fees with Natixis Advisors since the lower fees would not be required to be made public.

Under the Requested Order, any new Sub-Advisory Agreement and any amendment to the Advisory Agreement or a Sub-Advisory Agreement that directly or indirectly results in an increase in the maximum aggregate advisory fee rate payable by a Fund will be submitted to the Fund’s shareholders for approval. Although there can be no assurance that the Requested Order will be granted, in recent years, the SEC has granted substantially the same relief to other fund families.

C.	Conditions of the Requested Order

Natixis Advisors anticipates that the conditions of the Requested Order, if granted, will generally be the same as the conditions of the Current Order with respect to non-affiliated sub-advisers. In addition, the Application also includes conditions requiring the Board to be presented quarterly with profitability information on any funds that operate under the requested relief, and it is anticipated that the Requested Order would be conditioned on similar requirements. The anticipated conditions of the Requested Order are summarized below.

Before the Funds may rely on the Requested Order, the operation of the Funds in the manner described in the Application must be approved by a majority of each Fund’s outstanding voting securities as defined in the 1940 Act (or, in the case of a new fund, by the sole initial shareholder before offering the fund’s shares to the public). As noted above, Natixis Investment Managers, L.P., an affiliate of Natixis Advisors and the holder of a majority of the outstanding voting securities of each Fund, approved the operation of each Fund in the manner described in the Application via written consent in lieu of a shareholder meeting on March 12, 2018. The prospectus for each Fund operating in reliance on the Requested Order must also disclose the existence, substance, and effect of any order granted pursuant to the Application, and each Fund will hold itself out to the public as employing the multi-manager structure described in the Application. The Prospectus for each Fund will prominently disclose that Natixis Advisors has the ultimate responsibility, subject to oversight by the Board, to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Natixis Advisors will continue to provide general management services to the Funds, including overall supervisory responsibility for the general management and investment of each Fund’s assets. Subject to review and approval of the Board, Natixis Advisors will (a) set each Fund’s overall investment strategies, (b) evaluate, select, and recommend Sub-Advisers to manage all or a portion of a Fund’s assets and/or provide model portfolios for the Fund, and (c) implement procedures reasonably designed to ensure that Sub-Advisers comply with each Fund’s investment objective, policies and restrictions. Subject to review by the Board, Natixis Advisors will (a) when appropriate, allocate and reallocate a Fund’s assets among one or more Sub-Advisers; and (b) monitor and evaluate the performance of Sub-Advisers.

As a condition of the Requested Order, the Funds will not enter into a sub-advisory agreement with any sub-adviser (other than a wholly-owned Sub-Adviser or a non-affiliated Sub-Adviser) without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund. The Funds will inform shareholders of the hiring of a new Sub-Adviser within 90 days after the hiring of the new Sub-Adviser pursuant to the notice and access procedures described in the Application. Specifically, within 90 days after a new Sub-Adviser is hired, a Fund will send its shareholders either a notice modeled on a Notice of Internet Availability as defined in Rule 14a-16 under the Exchange Act (a “Notice”) or both a Notice and an information statement that meets the requirements of Regulation 14C, Schedule 14C and Item 22 of Schedule 14A under the Exchange Act for an information statement.

Natixis Advisors will provide the Board, no less frequently than quarterly, with information about the profitability of Natixis Advisors with respect to the Funds. The information will reflect the impact on profitability of the hiring or termination of any Sub-Adviser during the applicable quarter. In addition, whenever a Sub-Adviser is hired or terminated, Natixis Advisors will provide the Board with information showing the expected impact on the profitability of Natixis Advisors.

With respect to the relief requested in the Application, Natixis Advisors and the Board believe that no conflict of interest or opportunity for self-dealing would arise under the terms and conditions of the Application. Natixis Advisors and the Board also believe that no economic incentive exists for Natixis Advisors to select a wholly-owned Sub-Adviser to manage all or a portion of the assets of a Fund. Under the Advisory Agreement, a Sub-Adviser may receive a sub-advisory fee from Natixis Advisors out of the investment management fee paid to Natixis Advisors by a Fund, or the Sub-Adviser may receive a sub-advisory fee directly from the Fund, in each case based either on the percentage of assets overseen by the Sub-Adviser or on a percentage of the assets of the Fund. The sub-advisory fee paid to a Sub-Adviser will be the result of negotiations between Natixis Advisors and the Sub-Adviser and will be approved by the Board, including a majority of the Independent Trustees. No sub-advisory fee paid by a Fund directly to a Sub-Adviser will increase the maximum aggregate advisory fee rate payable by the Fund to Natixis Advisors and any Sub-Adviser, unless such increase has been approved by shareholders.

Even if Natixis Advisors had an economic incentive, it would not be able to act to the detriment of a Fund’s shareholders because of the conditions set forth in the Application. At all times, at least a majority of the Board will be Independent Trustees, and the selection and nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees. Likewise, independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection of such counsel will be within the discretion of the then-existing Independent Trustees. In addition, whenever a sub-adviser change is proposed for a Fund with a wholly-owned Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the affected Fund and its shareholders and does not involve a conflict of interest from which Natixis Advisors or the wholly-owned Sub-Adviser derives an inappropriate advantage.

Each Fund will disclose the Aggregate Fee Disclosure in its registration statement. In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that requested in the Application, the Requested Order will expire on the effective date of that rule. Finally, as noted above, any new Sub-Advisory Agreement and any amendment to the Advisory Agreement or a Sub-Advisory Agreement that directly or indirectly results in an increase in the maximum aggregate advisory fee rate payable by a Fund will be submitted to the Fund’s shareholders for approval.

D.	Effective Date

The operation of the Funds in reliance on the Current Order was approved by the Board, including by a separate vote of the Independent Trustees, at the March Meeting, and by Natixis Investment Managers, L.P., the holder of a majority of the outstanding voting securities of each Fund, via written consent in lieu of a shareholder meeting on March 12, 2018. The Funds may begin operating in reliance on the Current Order effective 20 days after the mailing of this Information Statement beginning on or about March 26, 2018.

The operation of the Funds under the multi-manager structure described in the Application was approved by the Board, including by a separate vote of the Independent Trustees, at the March Meeting, and by Natixis Investment Managers, L.P., the holder of a majority of the outstanding voting securities of each Fund, via written consent in lieu of a shareholder meeting on March 12, 2018. The Funds intend to begin operating in the manner described in the Application immediately after the Requested Order is granted by the SEC, assuming such relief is granted. There can be no guarantee that the Requested Order will be granted.

III.	Shareholder Ownership Information

As of March 12, 2018, the total number of Class N and Class Y shares of each Fund is set forth in the following table:

AS OF MARCH 12, 2018

Name of Fund	Class N	Class Y*
Natixis Sustainable Future 2015 Fund	407,618.044	N/A
Natixis Sustainable Future 2020 Fund	406,988.38	N/A
Natixis Sustainable Future 2025 Fund	304,970.577	N/A
Natixis Sustainable Future 2030 Fund	257,400.658	N/A
Natixis Sustainable Future 2035 Fund	259,218.072	N/A
Natixis Sustainable Future 2040 Fund	253,698.457	N/A
Natixis Sustainable Future 2045 Fund	208,722.321	N/A
Natixis Sustainable Future 2050 Fund	203,000.804	N/A
Natixis Sustainable Future 2055 Fund	205,006.097	N/A
Natixis Sustainable Future 2060 Fund	208,310.775	N/A

*	Class Y shares have not commenced operations and are not currently available for purchase.

Natixis Investment Managers, L.P., an affiliate of Natixis Advisors, is the majority shareholder of each Fund. As of March 12, 2018, the number and percentage of shares owned by shareholders owning beneficially or of record 5% or more of any Fund are set forth in the following table:

AS OF MARCH 12, 2018

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 12, 2018 (Percentage of shares owned rounded to the nearest whole percentage)
Natixis Sustainable Future 2015 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	407,616.943	99.99%
Natixis Sustainable Future 2020 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	406,987.296	99.99%
Natixis Sustainable Future 2025 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	304,969.506	99.99%
Natixis Sustainable Future 2030 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	254,015.887	98.68%
Natixis Sustainable Future 2035 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	253,848.998	97.92%
Natixis Sustainable Future 2040 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	253,698.365	99.99%
Natixis Sustainable Future 2045 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	202,954.662	97.23%
Natixis Sustainable Future 2050 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	202,974.446	99.98%
Natixis Sustainable Future 2055 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	202,965.928	99.00%
Natixis Sustainable Future 2060 Fund	Natixis Investment Managers, L.P. Boston, MA 02199-8197	202,965.928	97.40%

Consequently, Natixis Investment Managers, L.P. controls the vote of a majority of the outstanding voting securities of each Fund. Pursuant to the 1940 Act, a vote of a majority of the outstanding voting shares of a series means the lesser of (i) a vote sixty-seven (67) percent or more of the voting securities of such series present at a meeting of the shareholders if the holders of fifty (50) percent or more of the outstanding shares of such series are present at such a meeting or are represented by proxy or (ii) a vote of more than fifty (50) percent of the outstanding voting shares of such series. This means that, as disclosed in the most recent semi-annual report to shareholders of each Fund, Natixis Investment Managers, L.P. generally controls the vote of each Fund on any matter that requires shareholder approval. As noted above, Natixis Investment Managers, L.P. approved the operation of the Funds (i) in reliance on the Current Order and (ii) in the manner described in the Application by written consent in lieu of a shareholder meeting, and therefore other shareholders are not being asked to vote or submit proxies with respect to such approval.

As of March 12, 2018, the officers and trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of each Fund. To the Trust’s knowledge, as of March 12, 2018, no person other than Natixis Investment Managers, L.P. was entitled to vote 5% or more of any Fund’s shares.

IV.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at 888 Boylston Street, Boston, Massachusetts 02199, or by calling 1-800-225-5478. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated in this paragraph.

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